                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        FIRST DEPOSIT BANCSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                  [First Deposit Bancshares, Inc. Letterhead]

Dear Shareholder:

   You are cordially invited to attend the Annual Shareholders' Meeting (the "Meeting") of First Deposit Bancshares, Inc. ("First Deposit"), to be held at Carroll Technical Institute, 4600 Timber Ridge Drive, Douglasville, Georgia on Tuesday, June 13, 2000 at 10:00 a.m., local time, notice of which is enclosed.

   The following proposals are to be presented at the Meeting: (1) to elect two
(2) directors to serve until the 2003 Annual Shareholders' Meeting; (2) to approve the 2000 Stock Incentive Plan; and (3) to ratify the selection of Mauldin & Jenkins, LLC as our independent public accountants for the year ending December 31, 2000.

   The proposals listed above have been approved unanimously by your Board of Directors and are recommended by the Board to you for approval.

   The affirmative vote of a plurality of our outstanding common stock voted in person or by proxy at the Meeting will be required to elect two directors to serve until the 2002 Annual Shareholders' Meeting. The affirmative vote of a majority of our common stock present in person or represented by proxy will be required to approve the remainder of the proposals.

   We hope that you will be able to join us and let us give you a review of 1999. Whether you own a few or many shares of stock and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the meeting. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly.

   Thank you for helping us make our first year as a public company a success. We look forward to your continued support in 2000.

                                             Sincerely,


                                             /s/ Danny A. Belyeu
                                             __________________________________
                                             Danny A. Belyeu, Chairman of the
                                          Board

   Douglasville, Georgia
   May 5, 2000

                         FIRST DEPOSIT BANCSHARES, INC
                            8458 Campbellton Street
                       Douglasville, Georgia  30134-1803
                                 (770) 942-5108

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                            TO BE HELD JUNE 13, 2000

     Notice is hereby given that the Annual Shareholders' Meeting (the "Meeting") of First Deposit Bancshares, Inc ("First Deposit") will be held at Carroll Technical Institute, 4600 Timber Ridge Drive, Douglasville, Georgia on Tuesday, June 13, 2000 at 10:00 a.m., local time, for the following purposes:

     1. Election of Directors. The election of two nominees for Class I Directors of First Deposit to serve until the 2003 Annual Shareholders' Meeting;

     2. Approval of the 2000 Stock Incentive Plan. The approval of the 2000 Stock Incentive Plan;

     3. Ratification of Auditors. The ratification of the selection of Mauldin & Jenkins, LLC as our independent public accountants for the year ending December 31, 2000; and

     4. Other Business. The transaction of such other business as may properly come before the Meeting, including adjourning the Meeting, if necessary, to permit further solicitation of proxies.

     A plurality of votes cast in person or by proxy at the Meeting will be required to elect the Class I directors. The affirmative vote of a majority of the votes cast in person or by proxy will be required to approve proposals 2 and 3 listed above. Only shareholders of record at the close of business on April 21, 2000 are entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.

     The Board of Directors unanimously recommends that holders of our common stock vote "FOR" the proposals listed above.

     We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the Meeting in person. You may revoke your proxy by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date or by electing to vote in person at the Meeting.

                               By Order of the Board of Directors


                               /s/ Patricia Owen
                               ------------------------
                               Patricia Owen, Secretary
Douglasville, Georgia
May 5, 2000

                              [FIRST DEPOSIT LOGO]

                              PROXY STATEMENT FOR

                       2000 ANNUAL SHAREHOLDERS' MEETING

                               TABLE OF CONTENTS

VOTING INFORMATION.......................................   1

PROPOSAL TO ELECT DIRECTORS..............................   2

EXECUTIVE OFFICERS.......................................   4

CERTAIN BENEFICIAL OWNERS................................   5

EXECUTIVE COMPENSATION...................................   6

CERTAIN TRANSACTIONS.....................................   7

PROPOSAL TO APPROVE 2000 STOCK INCENTIVE PLAN............   8

PROPOSAL TO RATIFY SELECTION OF MAULDIN & JENKINS, LLC...  12

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..  12

GENERAL INFORMATION......................................  13

                              [FIRST DEPOSIT LOGO]

                              PROXY STATEMENT FOR

                       2000 ANNUAL SHAREHOLDERS' MEETING


                               VOTING INFORMATION

Purpose

     This Proxy Statement is being furnished to the holders of our common stock in connection with the solicitation by and on behalf of our Board of Directors of proxies for use at the 2000 Annual Shareholders' Meeting, at which you will be asked to vote upon proposals to elect two directors to serve as Class I directors until our 2003 Annual Shareholders' Meeting, to approve our 2000 Stock Incentive Plan, and to ratify the selection of Mauldin & Jenkins, LLC as our independent public accountants for the year ended December 31, 2000. The Meeting will be held at 10:00 a.m., local time, on Tuesday, June 13, 2000, at Carroll Technical Institute, 4600 Timber Ridge Drive, Douglasville, Georgia.

     This Proxy Statement and the enclosed Proxy are first being mailed to shareholders on our about May 5, 2000.

Proxy Card and Revocation

     You are requested to promptly sign, date, and return the accompanying proxy card to us in the enclosed postage-paid envelope. Any shareholder who has delivered a proxy may revoke it at any time before it is voted by giving notice of revocation in writing or submitting to us a signed proxy bearing a later date, provided that such notice or proxy is actually received by us prior to the taking of the shareholder vote, or by electing to vote in person at the Meeting. Any notice of revocation should be sent to First Deposit Bancshares, Inc., 8458 Campbellton Street, Douglasville, Georgia 30134-1803, Attention: Patricia Owen, Corporate Secretary. The shares of our common stock represented by properly executed proxies received at or prior to the Meeting and not subsequently revoked will be voted as directed in such proxies. If instructions are not given, shares represented by proxies received will be voted FOR approval of the proposals. As of the date of this Proxy Statement, we are unaware of any other matters to be presented at the Meeting.

Who Can Vote; Voting of Shares

     Our Board of Directors has established the close of business on April 21, 2000, as the record date for determining our shareholders entitled to notice of and to vote at the Meeting. Only our shareholders of record as of the record date will be entitled to vote at the meeting. A plurality of our common stock voted in person or by proxy at the Meeting will be required to elect two directors to serve until the 2003 Annual Shareholders' Meeting. The affirmative vote of a majority of our common stock present in person or represented by proxy at the Meeting will be required to approve the 2000 Stock Incentive Plan, ratify the selection of Mauldin & Jenkins, LLC as our independent auditors for 2000, and approve any other proposals considered at the Meeting. Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In such cases, those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to those matters and, therefore, will have no effect on the vote. If a shareholder abstains from voting on the election of directors, those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to those matters and, therefore, will have no effect on the vote. However, if a shareholder abstains from voting on any other proposal, those shares will be counted for the purpose of determining if a quorum is present but will have the effect of a negative vote.

     As of the record date, there were 365 holders of record of shares of our common stock outstanding and entitled to vote at the Meeting, with each share entitled to one vote.

     The presence, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote at the Meeting is necessary to constitute a quorum of the shareholders in order to take action at the meeting. For these purposes, shares of our common stock that are present, or represented by proxy, at the Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any matter.

How You Can Vote

     You may vote your shares by marking the appropriate boxes on the enclosed proxy card. You must sign and return the proxy card promptly in the enclosed self-addressed envelope. Your vote is important. Please return your marked proxy card promptly so your shares can be represented, even if you plan to attend the meeting in person.

                          PROPOSAL TO ELECT DIRECTORS

Number and Classification

     Our Board of Directors currently consists of eight directors. Our bylaws provide that our Board of Directors will consist of not less than three, nor more than 25 members, the precise number to be determined from time to time by the Board of Directors. The number of directors has been set at eight by the Board. The eight members who comprise our Board of Directors are divided into three classes of directors: Class I directors, Class II directors and Class III directors, with each such class of directors serving staggered three-year terms. Given the division of our Board of Directors into three classes, shareholders who do not favor the policies of our Board of Directors would require at least two annual meetings of shareholders to replace a majority of the members of the Board.

Nominees

     We have selected two nominees which we propose for election to our Board as Class I directors. The nominees for Class I directors will be elected to serve a three year term that will expire at our 2003 Annual Shareholders' Meeting.
The two nominees for our Class I directors are: Carlton H. Boyd and Joseph H. Fowler, both of whom are currently members of our Board. Proxies cannot be voted at the meeting for a greater number of persons than the number of nominees named.

     Each of the nominees has consented to being named in this Proxy Statement and to serve as a director of First Deposit if elected. In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person or persons as may be designated by the Board of Directors, but in no event will the proxy be voted for more than two nominees or to reduce the number of persons to be elected by the number unable to serve (subject to the requirement that each Class be as equal in number as possible). Our management has no reason to believe that any nominee will not serve if elected. A plurality of all votes cast at the meetings by the holders of our common stock is required for the election of the nominees standing for election.

     The Board of Directors unanimously recommends that you vote "FOR" each nominee.

Board of Directors

     The following table sets forth the name and age of each of the two nominees for election as Class I directors and the remaining directors who will continue to serve on our Board of Directors, as well as his director classification and length of service on our board.

                                                    Director            Year First
      Name                          Age          Classification           Elected
---------------------------  -----------------  ----------------  -----------------------
Carlton H. Boyd                      68                  I                    1999
Joseph H. Fowler                     48                  I                    1999
John B. Zellars                      76                 II                    1999
John L. King                         47                 II                    1999
Mac C. Abercrombie, Jr.              70                 II                    1999
Danny A. Belyeu                      55                III                    1999
Alpha A. Fowler, Jr.                 79                III                    1999
J. David Higgins                     62                III                    1999

     Our bylaws provide the general procedure for nominating directors. Generally, nominations for election to the Board of Directors may be made by the Board. However, any shareholder entitled to vote for the election of directors may also make a nomination. Nominations by a shareholder shall be made in writing and delivered to the President of First Deposit not less than 30 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than 21 days notice of the meeting is given, such nominations shall be received by the President not later than the close of business on the seventh day following the day on which the notice of meeting was held.

Meetings and Committees of the Board

     Our Board of Directors held three meetings during 1999. Each director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served. Our Board of Directors has four standing committees: the Audit Committee, Compensation Committee, and the Executive Committee and Appraisal Committee. During 1999, the Board of Directors did not have a standing nominating committee and the functions of such a committee were reserved to the full Board of Directors.

     The Audit Committee presently consists of Messrs. Fowler and Zellars. The Audit Committee has been assigned the principal functions of:

 .  recommending the independent auditors;
 . reviewing and approving the annual report of the independent auditors; . approving the annual financial statements; and . reviewing and approving summary reports of the auditor's findings and recommendations.

The Audit Committee held one meeting during 1999.

     The Compensation Committee currently consists of Messrs. Zellars, Belyeu and J. Fowler. The Compensation Committee has been assigned the functions of recommending salaries and bonuses for our executive officers and the executive officers of Douglas Federal. The Compensation Committee held one meeting during 1999.

     The Executive Committee currently consists of Messrs. A. Fowler, Belyeu and Abercrombie. This Committee serves as Douglas Federal's loan committee and acts for the Board of First Deposit and Douglas Federal on matters not requiring action by the full board between regular meetings of the Board. The Executive Committee held 52 meetings during 1999.

Director Compensation

     Directors who are not our employees (also referred to as "Outside Directors") currently include Messrs. Boyd, J. Fowler, Zellars and Abercrombie. Outside Directors and Mr. Belyeu receive a per-meeting fee of $500 for attending meetings of the Board of Directors of First Deposit. The members of the board of Douglas Federal receive an annual retainer of $3,000 for serving on the Board of Directors. Our board members also receive a per meeting fee of $500. Members of our Executive Committee receive a fee of $400 for each meeting attended.

                               EXECUTIVE OFFICERS

     The following table sets forth the name, age at April 21, 2000, and position of each executive officer of First Deposit.

      Name                        Age                            Positions
-----------------------------  ----------  ------------------------------------------------------
Danny A. Belyeu                    55      Chairman of the Board
Alpha A. Fowler, Jr.               79      Vice Chairman of the Board
J. David Higgins                   62       President, Chief Executive Officer and Treasurer
John L. King                       47       Executive Vice President and Chief Financial Officer
Michael Coggin                     55       Executive Vice President and Chief Operating Officer
Patricia Owen                      55       Secretary

     Our executive officers are appointed by the Board of Directors and serve until their successors are duly elected and qualified. Joseph H. Fowler is Alpha A. Fowler, Jr.'s son. There are no other family relationships among any of the executive officers or directors.

Biographies of Directors and Executive Officers

     Alpha A. Fowler, Jr. has served as our Chairman of the Board of Directors and Chief Executive Officer since 1994. Mr. Fowler co-founded Douglas Federal in 1960 and has been a director and officer since then. Mr. Fowler also served on the Georgia Public Service Commission from 1965 to 1970 and represented Douglas County in the Georgia House of Representatives from 1946 to 1960.

     Mac C. Abercrombie, Jr. has served on our Board since 1993. Mr. Abercrombie currently serves as Vice Chairman of the Board of Commissioners of Douglas County, on which he has served since 1992. Mr. Abercrombie also served as Sheriff of Douglas County from 1965 to 1973.

     Carlton H. Boyd has served on our Board since 1984. Mr. Boyd was the Vice President and General Manager of a local automobile dealership for over 45 years and is now semi-retired.

     Danny A. Belyeu has served on our Board since 1979. Mr. Belyeu has owned and operated an automobile dealership since 1980.

     Joseph H. Fowler has served on our Board since 1984. Mr. Fowler has practiced law with the law firm of Hartley, Rowe & Fowler, P.C. of Douglasville, Georgia since 1978.

     John B. Zellars has served on our Board since 1990. Mr. Zellars also has served as Vice Chairman of the Federal Home Loan Bank. Mr. Zellars previously served as the Chairman and Chief Executive Officer of Georgia Federal Savings Bank and as the Chairman of the United States League of Savings Institutions.

     J. David Higgins has served on our Board since 1990. He has served as our President and Treasurer since 1994. Before joining us, Mr. Higgins served for four years as a Regional Branch Manager for California Federal Savings & Loan.

     John L. King has served as our Executive Vice President since 1999, as Senior Vice President form 1994 to 1999, as our Controller since 1985, and on our Board since 1993. Before joining us, Mr. King worked for Georgia Federal Bank as the financial reporting and tax manager, for First Atlanta Corporation as an accounting officer and for the Internal Revenue Service as an examination agent.

     Michael Coggin has served as our Executive Vice President and Chief Operating Officer since 1999. Before joining us, Mr. Coggin served as Vice President of Marketing Services for Russell Corporation since 1994.

     Patricia Owen has served the Bank as Secretary to the Board and in addition, Ms. Owen has served the Bank as a Loan Officer, loan closer, and presently serves as Compliance CRA Officer, Quality Control Manager and Corporate Secretary to the Boards of both the Bank and First Deposit, and the Executive Committee of our Service Corporation.

                           CERTAIN BENEFICIAL OWNERS

     The following table sets forth ownership of shares of our common stock by each director, nominee for director, and by our Chief Executive Officer, and by all executive officers and directors as a group, as of April 21, 2000. To our knowledge, as of April 21, 2000 there were no beneficial owners of 5% or more of our common stock.

                                                                   Number of              Percentage of
                                                              Shares Beneficially          Common Stock
Name                                Position                        Owned(1)              Outstanding(2)
-------                       ----------------------          -------------------         ---------------
Danny A. Belyeu               Chairman                                 79,227                     5.0%

Alpha A. Fowler, Jr.          Vice Chairman                            35,000                     2.2%

                                                                   Number of              Percentage of
                                                              Shares Beneficially          Common Stock
Name                                Position                        Owned(1)              Outstanding(2)
-------                       ----------------------          -------------------         ---------------
J. David Higgins              President, Chief Executive               63,925(3)                  4.1%
                              Officer and Treasurer

John L. King                  Executive Vice President                 20,301                     1.3%
                              and Chief Financial Officer

Mac C. Abercrombie, Jr.       Director                                 70,000                     4.4%

Carlton H. Boyd               Director                                 20,622                     1.3%

Joseph H. Fowler              Director                                 31,331                     2.0%

John B. Zellars               Director                                 70,000                     4.4%

Directors and Executive
 Officers as a Group (8
 Persons)                                                             390,406                    24.8%

_______________
(1) Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise indicated, each beneficial owner named in the table has sole voting and investment power with respect to the shares set forth opposite such beneficial owner's name.
(2)  Includes 17,372 shares owned by Mr. Higgins' spouse.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information for 1999 concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer. No other executive officer earned in excess of $100,000 in 1999.

                           Summary Compensation Table

                      Annual Compensation (1)
 Name and         -------------------------------
 Principal                                           Restricted Stock       All Other
 Position          Year   Salary ($)    Bonus ($)       Awards ($)        Compensation
---------------   -----   ----------    ---------   ------------------   --------------
J. David Higgins,  1999      85,230       4,300             --              $13,904(2)
 President and
 Chief Executive
 Officer

_______________
(1) In accordance with the rules of the SEC, the compensation set forth in the table does not include medical, group life insurance or other benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table.

(2) Consists of 1,264 shares of our common stock allocated to Mr. Higgins under our Employee Stock Ownership Plan.

                              CERTAIN TRANSACTIONS

Loans to Directors and Officers

     At December 31, 1999, we had approximately $244,811 in loans to our directors and executive officers. All loans to executive officers and directors were performing in accordance with their original terms at December 31, 1999.

     We do not extend credit or grant a line of credit to our directors, executive officers, or to any related interest of those individuals, in an amount that when aggregated with all other extensions of credit to these individuals and their related interests, exceeds the regulatory percentage of our total equity capital and reserves. We do not prohibit any extension of credit made under to a benefit or compensation program that is widely available to our employees and that does not give preference to any insider over our other employees.

Employment Agreements

     Effective June 25, 1999, First Deposit and Douglas Federal entered into employment agreements with Messrs. A. Fowler, Higgins, Coggin, King and Ms. Owen. The employment agreements are intended to ensure that we will be able to maintain a stable and competent management base. Our continued success depends to a significant degree on the skills and competence of Messrs. A. Fowler, Higgins, Coggin, King and Ms. Owen. We do not currently hold "key man" life insurance on any executive officer.

     The employment agreement with Alpha A. Fowler, Jr. provides that he shall continue to serve as Chairman and Chief Executive Officer of Douglas Federal and shall serve as Vice Chairman of First Deposit. Under this Agreement, Mr. Fowler will receive:

 . an annual salary of $62,700, which is subject to discretionary annual increases by our Board of Directors;

 .  Benefits under other programs that are maintained for employees of Douglas
   Federal or First Deposit generally;

 .  Reimbursements for reasonable business expenses; and

 . The medical, dental and other healthcare benefits as are extended to other management personnel.

     The agreement has an initial term of three years and a maximum term of four years measured from the date of the agreement. The agreement is automatically renewed on a daily basis so that, subject to the four-year maximum term, the term is always three years. If we decide to end the automatic renewals, the term will become fixed as the shorter of the four-year maximum term or three years measured from 30 days after the date we give notice that we are ending the automatic renewals. If the agreement is terminated by us for cause, as defined in the agreement, or by Mr. Fowler without good reason, as defined in the agreement, Mr. Fowler will receive only such salary amounts as are due and owed to him through the effective date of the termination. If he is terminated without cause or upon permanent disability, or if he terminates his employment with good reason, 60 days' prior written notice of intent to terminate is required and Mr. Fowler will receive a termination payment equal to his average monthly compensation for the remaining term of the agreement. Average monthly compensation means the quotient determined by dividing (a) the greater of (1) Mr. Fowler's then current base salary, or (2) the highest average of his base salary for the most recent three consecutive 12-month periods during which he was employed by us immediately before the effective date of the termination by
(b) twelve (12). In addition, Mr. Fowler has agreed not to engage in the community banking business or become involved in a bank holding company within a 20-mile radius of any of our existing offices or facilities for a period equal to the greater of 12 months or the remainder of the term of the Agreement following his termination for any reason, and not to solicit our customers or employees within the same geographic area for the same period of time.

     Effective June 25, 1999 we also entered into employment agreements with Messrs. Higgins, Coggin and King and Ms. Owen that contain essentially identical terms and conditions, except that the base salaries set forth in such agreements are currently 92,700 for Mr. Higgins, $73,500 for Mr. Coggin, $80,250 for Mr. King and $49,700 for Ms. Owen. In addition, the agreements for Mr. Coggin, Mr. King and Ms. Owen do not have a provision for a four-year maximum term.

                 PROPOSAL TO APPROVE 2000 STOCK INCENTIVE PLAN

Purpose and Operation of 2000 Stock Incentive Plan.

     In April 2000, the Board of Directors adopted our 2000 Stock Incentive Plan (the "Stock Incentive Plan"), subject to the approval by the shareholders of the plan, a copy of which is attached hereto as Exhibit A. The discussion that follows is qualified in its entirety by reference to the Stock Incentive Plan.

     The purpose of the Stock Incentive Plan is to encourage and enable our directors and certain of our employees and those of our related corporations to acquire or increase their holdings of Common Stock and other proprietary interests in First Deposit in order to promote a closer identification of their interests with those of First Deposit and its shareholders, thereby further stimulating their efforts to enhance our efficiency, soundness, profitability, growth and shareholder value. At this time, the approximate number of persons who may be eligible to participate under the Stock Incentive Plan includes 48 employees and eight directors, although these numbers will vary from time to time.

     The Stock Incentive Plan provides for the grant of the following types of awards:

 .  Incentive stock options ("ISOs");

 .  Nonqualified stock options ("NQSOs"); and

 .  Restricted stock awards ("restricted stock awards") and restricted units
   ("restricted units") (collectively, "restricted awards").

     The material terms of the awards are described below under the heading "Awards."

     We have authorized and reserved for issuance an aggregate of 192,717 shares of our common stock under the Stock Incentive Plan. Of such shares, 137,655 shares may be issued in connection with stock option grants and 55,062 shares may be issued in connection with restricted awards. The Stock Incentive Plan provides that the number of shares underlying the plan will be adjusted in the event of a change in the shares of common stock as a result of a merger, consolidation, reorganization, a stock dividend or stock split or other similar change in the capital structure and that the terms of awards may be adjusted in such event. The shares of common stock deliverable under the Stock Incentive Plan may be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. If any of the awards granted under the Stock Incentive Plan expire, terminate or are forfeited for any reason before they have been exercised, vested or issued in full, the unused shares subject to those expired, terminated or forfeited awards will again be available for grant under the Stock Incentive Plan. The effective date of the Stock Incentive Plan is July 9, 2000 and the Stock Incentive Plan will continue in effect until July 8, 2010, unless sooner terminated under the provisions of the Stock Incentive Plan.

     The Stock Incentive Plan is administered by our Board of Directors or, upon its delegation, by the Compensation Committee of the Board of Directors (the "Committee"). The Committee also has authority to establish the other terms and conditions of awards, subject to the terms of the Stock Incentive Plan.

     The Stock Incentive Plan and any award may be amended or terminated at any time by the Board, although shareholder approval is required for a plan amendment if required by applicable law, rule or regulation, and the consent of a recipient is required if his or her rights with respect to an outstanding award would be adversely affected by the amendment or termination of the award.

     As of April 20, 2000, the closing sales price of our common stock as reported on the Nasdaq Stock Market Bulletin Board was $11.00.

Awards

     As noted above, the Stock Incentive Plan authorizes the granting of ISOs, NQSOs, restricted stock awards and restricted units. A summary of the material terms of each type of award is provided below.

     Options. The Stock Incentive Plan authorizes the grant of both ISOs and NQSOs, both of which are exercisable for shares of common stock. The option price at which an option may be exercised will be determined by the Committee at the time of grant. In the case of ISOs, which may only be granted to our employees, the option price must be at least equal to 100% of the fair market value per share of the common stock on the date of grant. The term of an option and the periods and conditions for exercise will be determined by the Committee at the time of option grant. ISOs may not have an option term in excess of 10 years. Unless an individual agreement provides otherwise, payment of the option price may be made by cash or check and, if permitted by the Committee, by delivery or withholding of shares of common stock, "cashless exercise" or a combination of these methods. Options are subject to certain restrictions on exercise if the participant terminates employment or service. The Committee also has authority to establish other terms and conditions related to options.

     Restricted Awards. Subject to the limitations of the Stock Incentive Plan, the Committee may in its sole discretion grant restricted awards to such eligible individuals in such numbers, upon such terms and at such times as the Committee shall determine. A restricted award may consist of a restricted stock award or a restricted unit, or both. Restricted awards may be payable in cash or whole shares of common stock (including restricted stock), or partly in cash and partly in whole shares of common stock, in accordance with the terms of the Stock Incentive Plan and the discretion of the Committee.

     The Committee has authority to determine the nature, length and starting date of the period, if any, during which the restricted award may be earned (the "restriction period") for each restricted award, and will determine the conditions, if any, that must be met in order for a restricted award to be granted or to vest or be earned in whole or in part. These conditions may include (but are not limited to) attainment of performance objectives, completion of the restriction period (or a combination of attainment of performance objectives and completion of the restriction period), retirement, displacement, disability, death, or any combination of these conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Committee will determine the performance objectives to be used in valuing restricted awards and determine the extent to which such awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and will be based upon those company, business unit and/or individual performance factors and criteria as the Committee in its sole discretion may deem appropriate. The Committee also may grant restricted awards that vest immediately upon grant and that are not subject to forfeiture conditions.

     The Committee has authority to determine whether and to what degree restricted awards have been earned and are payable, as well as to determine the forms and terms of restricted awards. If a participant's employment or service is terminated before the participant has earned all or part of a restricted award, the unearned portion of the award will be forfeited (unless the Committee elects to accelerate vesting of the award or his individual agreement provides otherwise).

Change of Control

     The Stock Incentive Plan provides that upon a "change of control" of First Deposit (as defined in the Stock Incentive Plan): (1) all options outstanding as of the date of the change of control will become fully exercisable, whether or not then otherwise exercisable; and (2) any restrictions applicable to any restricted awards will be deemed to have expired, and restricted awards will become fully vested and payable to the fullest extent of the original award. However, the Stock Incentive Plan authorizes the Committee, in the event of a merger, share exchange, reorganization or other business combination affecting the Company or a related corporation, to determine that any or all awards shall not vest or become exercisable on an accelerated basis, if First Deposit or the board of directors of the surviving or acquiring corporation takes such action (including but not limited to the assumption of Stock Incentive Plan awards or the grant of substitute awards) which, in the opinion of the Committee is equitable or appropriate to protect the rights and interest of participants under the Stock Incentive Plan.

New Stock Incentive Plan Benefits

     The amount of compensation that will be paid pursuant to the grant of awards under the Stock Incentive Plan in the current year to the following persons is not yet determinable due to vesting, performance and other requirements. However, the following table sets forth the awards proposed to be granted to the Named Executive Officer and certain other groups in the current fiscal year if the Stock Incentive Plan is approved by the shareholders:

                           2000 Stock Incentive Plan
                                 Plan Benefits

           Name and Position                      Dollar Value ($)   Number of Shares
           --------------------                   ----------------   ----------------
J. David Higgins, President and Chief Executive        $45,100             4,100
 Officer
Executive Group                                        $33,000             3,000
Non-Executive Group Director                           $29,700             2,700
Non-Executive Officer Employee Group                   $30,800             2,800

     The dollar value is based on a per share price of $11.00 (the closing sales price of our common stock as reported on the Nasdaq Stock Market Bulletin Board on April 20, 2000).

Certain Federal Income Tax Consequences.

     The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Stock Incentive Plan as of this time. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to us. The provisions of the Code and related regulations are complicated and their impact in any one case may depend upon the particular circumstances.

     Incentive Stock Options. ISOs granted under the Stock Incentive Plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to Section 422, the grant and exercise of an ISO will generally not result in taxable income to the optionee (with the possible exception of alternative minimum tax liability) if the optionee does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the optionee has continuously been an employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an ISO. Upon the disposition of shares acquired upon exercise of an ISO, the optionee will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as long-term capital gain or loss. If the holding period requirements for ISO treatment described above are not met, the option will be treated as an NQSO.

     Pursuant to the Code and the terms of the Stock Incentive Plan, in no event can there first become exercisable by an optionee in any one calendar year ISOs granted by us with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an ISO granted under the Stock Incentive Plan exceeds the foregoing limitation, it will be treated as an NQSO. In addition, no ISO may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of our stock, unless the option price is at least 110% of the fair market value and the option term does not exceed five years.

     Nonqualified Stock Options. If an optionee receives an NQSO, the difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the optionee on the date of exercise. We will be entitled to a deduction in the same year in an amount equal to the income taxable to the optionee. The optionee's basis in shares of common stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the optionee will be taxed as a capital gain or loss to the optionee, and will be long-term capital gain or loss if the optionee has held the stock for more than one year at the time of sale.

     Restricted Stock Subject to Restricted Awards. The award of restricted stock generally will not result in taxable income to the participant or a tax deduction to First Deposit for federal income tax purposes. Upon expiration of the restricted period applicable to the restricted stock awarded, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the recipient's ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the recipient may elect to include in his ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid therefor. We will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

     Restricted Units and Restricted Awards Other Than Restricted Stock. The federal income tax consequences of the award of restricted units and other restricted awards other than restricted stock will depend on the conditions of the award. Generally, the transfer of cash or property will result in ordinary income to the recipient and a tax deduction to First Deposit. If there is a substantial risk that the property transferred will be forfeited (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the risk of forfeiture lapses. However, the recipient may generally elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction by us occurs only when ordinary income in respect of an award is recognized by the participant (and then the deduction is subject to reasonable compensation and withholding requirements). Because restricted stock awards will be subject to such conditions as may be determined by the Committee, the federal income tax consequences to the recipient and to the Company will depend on the specific conditions of the award.

     The Board of Directors recommends that the shareholders vote FOR the Stock Incentive Plan.

             PROPOSAL TO RATIFY SELECTION OF MAULDIN & JENKINS, LLC

     The selection of our independent public accountants for 2000 is not required to be submitted to the vote of the shareholders, but the Board believes the shareholders should have the opportunity to ratify the Board's selection of Mauldin & Jenkins, LLC. Mauldin & Jenkins, LLC has served as our independent auditors for the three years ended December 31, 1999. A representative of Mauldin & Jenkins, LLC is expected to be present at our Meeting and to have the opportunity to make a statement if he or she so desires and to be available to respond to appropriate questions.

     The Board of Directors recommends that the shareholders vote FOR ratification of the appointment of Mauldin & Jenkins, LLC.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than 10% of our outstanding common stock to file with the SEC reports of changes in ownership of our common stock held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish us with copies of all forms they file under this section. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during 1999, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% shareholders were met.

     Although it is not our obligation to make filings pursuant to Section 16 of the Exchange Act, we have adopted a policy requiring all Section 16 reporting persons to report monthly to our Corporate Secretary regarding whether any transactions in our common stock occurred during the previous month.

                              GENERAL INFORMATION

Shareholder Proposals for 2001 Annual Meeting

     In order to be considered for inclusion in the Proxy Statement and proxy to be used in connection with our 2001 Annual Meeting of Shareholders, shareholder proposals must be received by our Secretary no later than January 8, 2001.

     Our bylaws contain procedures that shareholders must follow in order to present business at an annual meeting of shareholders. A shareholder may obtain a copy of these procedures from our Secretary. In addition to other applicable requirements, for business to be properly brought before the 2000 Annual Meeting, a shareholder must have given timely notice of the matter to be presented at the meeting in a proper written form to our Secretary. To be timely, the Secretary must receive the notice at our principal offices not less than 60 nor more than 90 days prior to the anniversary date of the Meeting. In the case where an annual meeting is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, or in the case of a special meeting of shareholders, not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. A proxy may confer discretionary authority to vote on matters if we do not receive timely notice of such matters intended to be brought before the meeting in accordance with the procedures described above.

Financial Information

     Detailed financial information regarding us is included in our 1999 Annual Report that is being mailed to our shareholders together with this Proxy Statement.

Form 10-K

     Our Annual Report on Form 10-K for the fiscal year ended December 31,1999, which was filed with the SEC, is available to shareholders who make written request to us at 8458 Campbellton Street, Douglasville, Georgia 30134-1803,
Attention: Patricia Owen, Secretary. Copies of exhibits and basic documents filed with that report or referenced therein will be furnished to shareholders of record upon request. All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the date of the Meeting will be deemed to be incorporated by reference.

Solicitations of Proxies

     The cost of soliciting proxies will be paid by us. This solicitation is being made by mail, but may also be made by telephone, the Internet or in person by our officers and employees. We will reimburse brokerage firms, nominees, custodians, and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners.

     The above Notice of Annual Meeting and Proxy Statement are sent by order of our Board of Directors.

                                     /s/  Danny A. Belyeu
                                     --------------------------------------
                                     Danny A. Belyeu, Chairman of the Board

Douglasville, Georgia
May 5, 2000

                                  EXHIBIT "A"



                           2000 STOCK INCENTIVE PLAN
                                       OF
                        FIRST DEPOSIT BANCSHARES, INC.

                           2000 STOCK INCENTIVE PLAN
                                       OF
                         FIRST DEPOSIT BANCSHARES, INC.

1.  Purpose

     The purpose of the 2000 Stock Incentive Plan of FIRST DEPOSIT BANCSHARES, INC. (the "Plan") is to encourage and enable selected employees and directors of FIRST DEPOSIT BANCSHARES, INC. (the "Corporation") and its related corporations to acquire or to increase their holdings of common stock of the Corporation (the "Common Stock") and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose will be carried out through the granting of benefits (collectively referred to herein as "Awards") to selected employees and directors, including the granting of incentive stock options ("Incentive Options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("Nonqualified Options"), restricted stock awards ("Restricted Stock Awards"), and restricted units ("Restricted Units") to such participants. Incentive Options and Nonqualified Options shall be referred to herein collectively as "Options." Restricted Stock Awards and Restricted Units shall be referred to herein collectively as "Restricted Awards."

2.   Administration of the Plan

     (a) The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"); provided, however, that the Board of Directors of the Corporation may, in its sole discretion, assume administration of the Plan in whole or in part. (For the purposes herein, references to the "Committee" shall also include the Board of Directors if it is acting in its administrative capacity.) Unless the Board shall determine otherwise, the Committee shall include no fewer than the minimum number of "non-employee directors," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as may otherwise be permitted under Rule 16b-3.

     (b) Any action of the Committee with respect to the Plan may be taken by a written instrument signed by all of the members of the Committee and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of the agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan and agreements evidencing Awards granted under the Plan, to establish and interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. Subject to the Thrift Supervision Vesting Limitations which are applicable if this Plan is adopted by the shareholders during the one (1) year following the date of Conversion, the Committee shall also have authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable or vested shall become exercisable or vested in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient. In addition, the Committee shall have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. No member of the Board or Committee, as applicable, shall be liable while acting in an administrative capacity with respect to the Plan for any action or determination made in good faith with respect to the Plan or any Award or agreement.

     (c) Notwithstanding Section 2(b), the Committee may delegate to the chief executive officer or president of the Corporation the authority to grant Awards, and to make any or all of the determinations reserved for the Committee in the Plan and summarized in Section 2(b) herein with respect to such Awards, to any individual who, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of
Section 16 of the Exchange Act; and (ii) is otherwise eligible under Section 5. To the extent that the Committee has delegated authority to grant Awards pursuant to this Section 2(c) to the chief executive officer or president, references to the Committee shall include references to such person, subject, however, to the requirements of the Plan, Rule 16b-3 and other applicable law.

3.  Effective Date

     The effective date of the Plan shall be July 9, 2000 (the "Effective Date"). Awards may be granted under the Plan on and after the effective date, but no Awards will be granted after July 8, 2010.

4.  Shares of Stock Subject to the Plan; Award Limitations

     (a) Subject to adjustment as provided herein, an aggregate of 192,717 shares of Common Stock may be issued pursuant to the Plan. With respect to Awards of Options under Section 6 hereof, the number of shares of Common Stock that may be issued pursuant to such Awards shall be 137,655 shares. With respect to Restricted Awards under Section 7 hereof, the number of shares of Common Stock that may be purchased or issued pursuant to such Awards shall be 55,062 shares. The shares deliverable under the Plan may be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The limits on shares of Common Stock subject to the Plan are subject to adjustments and increases as provided in Section 4(c).

     (b) The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder. Any shares subject to an Award which is subsequently forfeited, expires or is terminated may again be the subject of an Award granted under the Plan. To the extent that any shares of Common Stock subject to an Award are not delivered to a Participant (or his beneficiary) because the Award is forfeited, canceled, settled in cash or used to satisfy applicable tax withholding obligations, such shares shall not be deemed to have been issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. If the purchase price of an Award granted under the Plan is satisfied by tendering shares of Common Stock, only the number of shares issued net of the shares of Common Stock tendered shall be deemed issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan.

     (c) If there is any change in the shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or a related corporation, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common

Stock or reverse stock split, or if there is a similar change in the capital stock structure of the Corporation or a related corporation affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Committee shall make such adjustments to Awards or to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of Awards.

5.  Eligibility

     An Award may be granted only to an individual who satisfies the following eligibility requirements on the date the Award is granted:

     (a) The individual is either (i) an employee of the Corporation or a related corporation, or (ii) a director of the Corporation or a related corporation. For this purpose, an individual shall be considered to be an "employee" only if there exists between the individual and the Corporation or a related corporation the legal and bona fide relationship of employer and employee.

     (b) With respect to the grant of Incentive Options, the individual does not own, immediately before the time that the Incentive Option is granted, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation. Notwithstanding the foregoing, an individual who owns more than ten percent (10%) of the total combined voting power of the Corporation may be granted an Incentive Option if the option price (as determined pursuant to Section 6(b) herein, is at least 110% of the Fair Market Value of the Common Stock (as defined in Section 6(b) herein), and the option period (as defined in Section 6(c) herein) does not exceed five (5) years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The individual, being otherwise eligible under this Section 5, is selected by the Committee as an individual to whom an Award shall be granted (a "Participant").

6.  Options

     (a) Grant of Options: Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, upon such terms and at such times as the Committee shall determine. In the event that this Plan is adopted by the shareholders of the Corporation during the one (1) year period following the date of Conversion, the Committee's discretion to grant Options shall also be subject to the Thrift Supervision Award Limitations. Both Incentive Options and Nonqualified Options may be granted under the Plan. To the extent necessary to comply with Section 422 of the Code and related regulations, if an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option.

     (b) Option Price; Date of Grant; Fair Market Value: The price per share at which an Option may be exercised (the "option price") shall be established by the Committee at the time the Option is granted and shall be set forth in the terms of the agreement evidencing the grant of the Option; provided, that (i) in the case of an Incentive Option, the option price shall be no less than the Fair Market Value per share of the Common Stock on the date the Option is granted and
(ii) in no event shall the option price per share of any Option be less than the par value per share of the Common Stock. In addition, the following rules shall apply:

          (i) An Incentive Option shall be considered to be granted on the date that the Committee acts to grant the Option, or on any later date specified by the Committee as the effective date of the Option. A Nonqualified Option shall be considered to be granted on the date the Committee acts to grant the Option or any other date specified by the Committee as the date of grant of the Option.

          (ii) For the purposes of the Plan, the Fair Market Value of the shares shall be determined in good faith by the Committee and, except as may otherwise be determined by the Committee, the "Fair Market Value" of the Common Stock as of any valuation date shall mean, (A) for so long as shares of the Common Stock are listed on a national securities exchange or reported on the Nasdaq Stock Market as a national market security, the closing sales price of a share of Common Stock on the trading date immediately preceding such valuation date; or (B) if no sales prices are quoted for such date, or if the Common Stock is not listed on a national securities exchange or reported on the Nasdaq Stock Market as a national market security, "Fair Market Value" shall mean the average of the bid and asked prices for a share of Common Stock in the over-the-counter market or Nasdaq Stock Market Bulletin Board as reported by the Nasdaq Stock Market as of the trading date immediately preceding the valuation date or the trading date nearest preceding such date for which such price information is available. If the shares of Common Stock are not listed or reported in any of the foregoing, then the "Fair Market Value" shall determined by the Committee in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

          (iii) In no event shall there first become exercisable by an employee in any one calendar year Incentive Options granted by the Corporation or any related corporation with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000.

          (iv) In the event that this Plan is adopted by the Shareholders of the Corporation during the one (1) year period following the date of Conversion, in no event shall the option price per share of any Option set by the Committee be less than the amount as determined pursuant to Section 6(b)(ii)(A), regardless of whether it is an Incentive Option or a Nonqualified Option.

(c)  Option Period and Limitations on the Right to Exercise Options

          (i) The term of an Option (the "option period") shall be determined by the Committee at the time the Option is granted. With respect to Incentive Options, such period shall not extend more than ten (10) years from the date on which the Option is granted. Any Option or portion thereof not exercised before expiration of the option period shall terminate. The periods during which and the terms and conditions pursuant to which an Option may be exercised shall be determined by the Committee at the time the Option is granted. In the event that the Plan is adopted by the shareholders of the Corporation during the one (1) year period following the date of Conversion, the Committee must include the Thrift Supervision Vesting Limitations in all Option agreements.

          (ii) An Option may be exercised by giving written notice to the Corporation at such place as the Committee or its designee shall direct. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Unless an individual option agreement provides otherwise, such payment shall be in the form of cash or check and, where expressly permitted by the Committee, payment may also be made by (A) delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant at the time of exercise for a period of at least six months and otherwise acceptable to the Committee; (B) shares of Common Stock withheld upon exercise; (C) delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price; or (D) a combination of the foregoing methods. Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Committee by applying the provisions of
     Section 6(b)(ii).

          (iii) Unless an individual agreement provides otherwise, no Option granted to a Participant who was an employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an employee as described in Section 5(a), and has been an employee continuously since the date the Option was granted, subject to the following:

               (A) An Option shall not be affected by any change in the terms, conditions or status of the Participant's employment, provided that the Participant continues to be an employee of the Corporation or a related corporation.

               (B) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the Participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of disability. The Committee shall determine whether a Participant is disabled within the meaning of this paragraph and, if applicable, the date of a Participant's termination of employment or service for any reason ("termination date").

               (C) Unless an individual option agreement provides otherwise, if the employment of a Participant is terminated because of disability within the meaning of subparagraph (B), or if the Participant dies while he is an employee or dies after the termination of his employment because of disability, the Option may be exercised only to the extent exercisable on the Participant's termination date, except that the Committee may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of 12 months next succeeding the termination date; or (Y) the close of the option period. In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

               (D) Unless an individual option agreement provides otherwise, if the employment of the Participant is terminated for any reason other than disability, death or for "cause," his Option may be exercised to the extent exercisable on his termination date except that the Committee may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable:
          (X) the close of the period of three (3) months next succeeding the termination date; or (Y) the close of the option period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph
          (D), the Participant shall be treated as having died while employed under subparagraph (C) immediately preceding (treating for this purpose the Participant's date of termination of employment as the termination date). In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

               (E) Unless an individual option agreement provides otherwise, if the employment of the Participant is terminated for "cause," his Option shall lapse and no longer be exercisable as of the effective time of his termination of employment, as determined by the Committee. For purposes of the Plan, the Participant's termination shall be for "cause" if such termination results from the Participant's (W) termination for cause under the Participant's employment, consulting or other agreement with the Corporation or a related corporation, if any; (X) dishonesty or conviction of a crime; (Y) failure to perform his duties to the satisfaction of the Corporation; or (Z) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "cause" shall be made by the Committee and its determination shall be final and conclusive.

               (F) Notwithstanding the foregoing, the Committee shall have authority, in its discretion, to extend the period during which an Option may be exercised; provided that, in the event that any such extension shall cause an Incentive Option to be designated as a Nonqualified Option, no such extension shall be made without the written consent of the Participant.

          (iv) Unless an individual option agreement provides otherwise, an Option granted to a Participant who was a non-employee director of the Corporation or a related corporation at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 6(c)(iii) herein) may be exercised only to the extent exercisable on the date of the Participant's termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three (3) months next succeeding the termination date; or (Y) the close of the option period. If the services of such a Participant are terminated for cause (as defined in Section 6(c)(iii)(E) herein), his Option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Committee. Notwithstanding the foregoing, the

     Committee may in its discretion extend the period during which an Option may be exercised, accelerate the date for exercising all or part of an Option, or both.

          (v) A Participant or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option and shall not have any rights as a shareholder unless and until certificates for such shares are delivered to him or them under the Plan.

          (vi) Nothing in the Plan shall confer upon the Participant any right to continue in the service of the Corporation or a related corporation as an employee or director or to interfere in any way with the right of the Corporation or a related corporation to terminate the Participant's employment or service at any time.

          (vii) A certificate or certificates for shares of Common Stock acquired upon exercise of an Option shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the purchase price.

     (d) Nontransferability of Options

          (i) Incentive options shall not be transferable other than by will or the laws of intestate succession. Nonqualified options shall not be transferable other than by will or the laws of intestate succession, except as may be permitted by the Committee in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). Except as may be permitted by the preceding sentence, an option shall be exercisable during the Participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary does not constitute a transfer.

          (ii) If a Participant is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an Option may not, without the consent of the Committee, be disposed of by the Participant until the expiration of six months after the date the Option was granted.

7.  Restricted Awards

     (a) Grant and Earning of Restricted Awards: Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant Restricted Awards to such individuals in such numbers, upon such terms and at such times as the Committee shall determine. A Restricted Award may consist of a Restricted Stock Award or a Restricted Unit, or both. Restricted awards shall be payable in cash or whole shares of Common Stock (including restricted stock), or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and the sole and absolute discretion of the Committee. The Committee shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the "restriction period"), and shall determine the conditions, if any, which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, attainment of performance objectives, completion of the restriction period (or a combination of attainment of performance objectives and completion of the restriction period), retirement, displacement, disability or death, or any combination of such conditions. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Committee shall determine the performance objectives to be used in valuing Restricted Awards and determine the extent to which such awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Corporation, business unit and/or individual performance factors and criteria as the Committee in its sole discretion may deem appropriate. The Committee also may grant Restricted Awards that vest immediately upon grant and that are not subject to any forfeiture conditions. The Committee shall have sole authority to determine whether and to what degree Restricted Awards have been earned and are payable and to interpret the terms and conditions of Restricted Awards and the provisions herein. The Committee shall also determine the form and terms of payment of Awards. The Committee, in its sole and absolute discretion, may accelerate the date that any Restricted Award granted to the Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards.

     (b) Forfeiture of Restricted Awards: Unless an individual agreement provides otherwise, if the employment or service of a Participant shall be terminated for any reason and the Participant has not yet earned all or part of a Restricted Award pursuant to the terms of the Plan and the individual agreement, such Award to the extent not then earned shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

     (c) Dividend and Voting Rights; Share Certificates: Unless an individual agreement provides otherwise, (i) a Participant shall have no dividend rights or voting rights or other rights as a shareholder with respect to shares subject to a Restricted Award that has not yet vested; and (ii) a certificate or certificates for shares representing a Restricted Award payable in shares shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable after the shares subject to the award shall be earned.

     (d) Nontransferability:

          (i) The recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the award until all conditions to vesting have been met and shares have been issued and delivered to him.

          (ii) Restricted awards shall not be transferable other than by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer.

          (iii) If a Participant of a Restricted Award is subject to Section 16 of the Exchange Act, shares of Common Stock subject to such award may not, without the consent of the Committee, be sold or otherwise disposed of within six months following the date of grant of such Award.

8.  Withholding

     The Corporation shall withhold all required local, state and federal taxes from any amount payable in cash with respect to an Award. The Corporation shall require any recipient of an Award payable in shares of the Common Stock to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the recipient may satisfy such obligation in whole or in part, and any other local, state or federal income tax obligations relating to such an Award, by electing (the "Election") to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each Election must be made in writing to the Committee in accordance with election procedures established by the Committee.

9.   Section 16(b) Compliance

     It is the general intent of the Corporation that transactions under the Plan which are subject to Section 16 of the Exchange Act shall comply with Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

10.  No Right or Obligation of Continued Employment

     Nothing contained in the Plan shall require the Corporation or a related corporation to continue the employment or service of a Participant, nor shall any such individual be required to remain in the employment or service of the Corporation or a related corporation. Except as otherwise provided in the Plan,
(i) all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant's employment or service, and (ii) Awards granted under the Plan shall not be affected by any change in the duties or position of the Participant, as long as such individual remains an employee of, or in service to, the Corporation or a related corporation.

11.  Unfunded Plan; Retirement Plans

     (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related corporation including, without limitation, any specific funds, assets or other property which the Corporation or any related corporation, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any related corporation. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

     (b) In no event shall any amounts accrued, distributable or payable under the Plan be treated as compensation for the purpose of determining the amount of contributions or benefits to which any person shall be entitled under any retirement plan sponsored by the Corporation or a related corporation that is intended to be a qualified plan within the meaning of Section 401(a) of the Code.

12.  Amendment and Termination of the Plan

     The Plan, and any Award granted pursuant to the Plan, may be amended or terminated at any time by the Board of Directors of the Corporation; provided, that (i) amendment or termination of an Award shall not, without the consent of the recipient of an Award, adversely affect the rights of the recipient with respect to an outstanding Award; and (ii) approval of an amendment to the Plan by the shareholders of the Corporation shall only be required in the event such shareholder approval of any such amendment is required by applicable law, rule or regulation.

13.  Restrictions on Shares

     The Committee may impose such restrictions on any Awards and shares underlying Awards as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan or make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution, transfer or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act of 1933, as amended). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

14.  Applicable Law

     The Plan shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to the conflict of laws provisions of any state.

15.  Shareholder Approval

     The Plan is subject to approval by the shareholders of the Corporation, which approval must occur, if at all, within 12 months of the effective date of the Plan. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.

16.  Change of Control

     (a) Subject to any other provision of the Plan to the contrary, in the event of a Change of Control (as defined in Section 16(b) herein):

          (i) All Options outstanding as of the date of such Change of Control shall become fully exercisable, whether or not then otherwise exercisable.

          (ii) Any restrictions applicable to any Restricted Award shall be deemed to have expired, and such Restricted Awards shall become fully vested and payable to the fullest extent of the original grant of the applicable Award.

          (iii) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or a related corporation, the Committee may, in its sole and absolute discretion, determine that any or all Awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Corporation or the board of directors of the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar or equivalent terms as Awards granted under the Plan), as in the opinion of the Committee is equitable or appropriate to protect the rights and interests of Participants under the Plan. For the purposes herein, the Committee authorized to make the determinations provided for in this Section 16(b)(iii) shall be appointed by the Board of Directors, two-thirds of the members of which shall have been directors of the Corporation prior to the merger, share exchange, reorganization or other business combinations affecting the Corporation or a related corporation.

     (b) For the purposes herein, a "Change of Control" shall be deemed to have occurred on the earliest of the following dates:

          (i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, fifty percent (50%) or more of the outstanding Common Stock of the Corporation;

          (ii) The date the shareholders of the Corporation approve a definitive agreement (A) to merge or consolidate the Corporation or Douglas Federal with or into another corporation or other entity (each, a "corporation"), in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation or Douglas Federal would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Corporation or Douglas Federal in which holders of Common Stock immediately prior to the merger or consolidation have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of all or substantially all the assets of the Corporation or Douglas Federal; or

          (iii) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation's shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.

     (For purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

17.  Certain Definitions

     For purposes of the Plan, the following terms shall have the meaning indicated:

     (a) "Agreement" means any written agreement or agreements between the Corporation and the recipient of an Award pursuant to the Plan relating to the terms, conditions and restrictions of Options, Restricted Awards and any other Awards conferred herein.

     (b) "Conversion" shall mean the conversion of Douglas Federal Bank, a Federal Savings Bank ("Douglas Federal"), from mutual to stock form.

     (c) "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months.

     (d) "Displacement" shall mean the termination of a Participant's employment or service due to the elimination of the Participant's job or position without fault on the part of the Participant.

     (e) "Parent" or "parent corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each corporation other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

     (f) "Predecessor" or "predecessor corporation" means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

     (g) "Related corporation" means any parent, subsidiary or predecessor of the Corporation.

     (h) "Restricted Stock" shall mean shares of Common Stock which are subject to Restricted Awards payable in shares, the vesting of which is subject to restrictions set forth in the Plan or the agreement relating to such Award.

     (i) "Subsidiary" or "subsidiary corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

     IN WITNESS WHEREOF, this 2000 Stock Incentive Plan of First Deposit Bancshares, Inc., is, by the authority of the Board of Directors of the Corporation, executed in behalf of the Corporation, effective this ____ day of _______________, 2000.

                              FIRST DEPOSIT BANCSHARES, INC.

                              By:________________________________
                              Name:______________________________
                              Title:_____________________________

ATTEST:

_______________________________
Patricia Owen, Secretary

[Corporate Seal]

                                     Proxy

For 2000 First Deposit Bancshares, Inc. Annual Shareholders' Meeting


                             FOLD AND DETACH HERE
--------------------------------------------------------------------------------
This proxy is solicited on behalf of the Board of Directors of First Deposit. the undersigned hereby constitutes and appoints Danny A. Belyeu and J. David Higgins, and each of them, the true and lawful attorneys and proxies for the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's of capital stock First Deposit Bancshares, Inc., a Georgia corporation, at the Annual Meeting of Shareholders to be held at Carroll Technical Institute, 4600 Timber Ridge Drive, Douglasville, Georgia on Tuesday, June 13, 2000 at 10:00 a.m., and at any and all adjournments thereof (the "Meeting"), for the purposes of considering and acting upon the matters proposed by First Deposit Bancshares, Inc., that are identified below. This proxy, when properly executed and returned, will be voted in accordance with the specifications made herein by the undersigned shareholder. If no direction is made, this proxy, if properly executed and returned, will be voted FOR the election of the nominees for the director listed below and all the other Proposals.

1. ELECTION OF CLASS I DIRECTORS

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

FOR all nominees listed to the right         Carlton H. Boyd
(except as marked to the contrary) [ ]       Joseph H. Fowler

WITHHOLD authority to vote
for all nominees                   [ ]


2. APPROVAL OF THE 2000 STOCK INCENTIVE PLAN

FOR [ ]                  AGAINST [ ]                 ABSTAIN [ ]


3. RATIFICATION OF THE APPOINTMENT OF MAULDIN & JENKINS, LLC AS INDEPENDENT AUDITORS OF FIRST DEPOSIT BANCSHARES, INC. FOR THE YEAR ENDING DECEMBER 31, 2000

FOR [ ]                  AGAINST [ ]                 ABSTAIN [ ]


In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or adjournment(s), including adjourning the Annual Meeting, if necessary, to permit further solicitation of proxies. This proxy may be revoked at any time prior to voting hereof.

This proxy, when properly executed, duly returned and not revoked will be voted. It will be voted in accordance with the directions given by the undersigned shareholder. If no direction is made, it will be voted in favor of the election of nominees for director listed above and the other proposals listed on this proxy.

Dated:_____________________, 2000


______________________
     Signature(s)

______________________

NOTE: Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.


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